UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2019

THE NAVIGATORS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor

Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 905-6090

(Registrant’s telephone number, including area code)

N/A

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	NAVG	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 23, 2019, The Hartford Financial Services Group, Inc., a Delaware corporation (“Parent”), completed its previously announced acquisition of The Navigators Group, Inc., a Delaware corporation (the “Company”). Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated August 22, 2018, by and among the Company, Parent and Renato Acquisition Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into the Company, with the Company surviving the merger (the “Merger”) as a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share (a “Share”) of common stock of the Company, par value $0.10 per Share, issued and outstanding immediately prior to the Effective Time (other than (a) Shares held by stockholders who did not vote in favor of the Merger and who properly and validly perfected their statutory rights of appraisal in respect of such Shares in accordance with Section 262 of the Delaware General Corporation Law and (b) Shares held by the Company, Parent or Merger Sub or any of their respective wholly owned subsidiaries) converted into the right to receive $70.00 in cash, without interest thereon (the “Merger Consideration”), subject to applicable tax withholding.

In addition, pursuant to the Merger Agreement, at the Effective Time, awards granted under The Navigators Group, Inc. Second Amended and Restated 2005 Stock Incentive Plan (the “Company Stock Plan”) that were outstanding immediately prior to or upon the Effective Time were treated as follows, subject to applicable tax obligations and withholding:

•

each performance unit award granted prior to January 1, 2017, and each tranche of a restricted stock unit award that vests prior to January 1, 2020, that was granted prior to January 1, 2019, and that is payable in Shares (together, the “2019 Vesting Company Awards”) was converted into the right to receive an amount in cash equal to the product of (x) the Merger Consideration multiplied by (y) the number of restricted stock units in the applicable tranche or, in the case of performance unit awards, the target number of Shares, in each case subject to the 2019 Vesting Company Award immediately prior to the Effective Time;

•

each performance unit award granted on or after January 1, 2017 and prior to January 1, 2019, and each tranche of a restricted stock unit award that vests on or after January 1, 2020, that was granted prior to January 1, 2019, and that is payable in Shares (together, the “2020 Vesting Company Awards”) was canceled and converted into the right to receive a cash payment equal to the product of (x) the Merger Consideration multiplied by (y) the number of restricted stock units in the applicable tranche or, in the case of performance units, the target number of Shares, in each case subject to the 2020 Vesting Company Award immediately prior to the Effective Time; provided that the right to a cash payment with respect to a 2020 Vesting Company Award will be subject to the same vesting and payment schedules as the 2020 Vesting Company Award it replaced (other than performance-based vesting conditions);

•

each performance unit award granted on or after January 1, 2019 and each restricted stock unit award granted on or after January 1, 2019 that is payable in Shares (together, the “2019 New Company Awards”) was canceled and converted into the right to receive a number of restricted stock units issued pursuant to The Hartford 2014 Incentive Stock Plan (each, a “Parent RSU”) in respect of shares of common stock, par value $0.01 per share, of Parent (“Parent Common Stock”) equal to (x) the Merger Consideration multiplied by the number of restricted stock units in the applicable tranche or, in the case of performance units, the target number of Shares, in each case subject to the 2019 New Company Award immediately prior to the Effective Time, divided by (y) the closing price of a share of Parent Common Stock on the New York Stock Exchange on the business day immediately prior to the closing date of the Merger; provided, that each Parent RSU will be subject to the same vesting and payment schedules as the 2019 New Company Award it replaced (other than performance-based vesting conditions);

•	each performance unit award and restricted stock unit award granted under the Company Stock Plan that is payable in cash was settled in accordance with its terms; and

•	any restrictions on any restricted Shares granted under the Company Stock Plan lapsed immediately prior to the occurrence of the Effective Time.

A copy of the Merger Agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 22, 2018 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Merger, the Company notified the Nasdaq Stock Exchange (“Nasdaq”) on May 22, 2019 that the Merger would be consummated as of 12:01 am Eastern Time on May 23, 2019 and requested that the trading of the Shares on the Nasdaq Global Select Market (the “Select Market”) be suspended and the listing of its Shares on the Select Market be withdrawn. The Company has instructed Nasdaq to file with the SEC on May 23, 2019 a notification on Form 25 to delist the Shares from the Select Market and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Additionally, the Company intends to file with the SEC a certification on Form 15 under the Exchange Act to terminate the Company’s registration under Section 12(g) of the Exchange Act and to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the consummation of the Merger, Parent became the beneficial owner of all Shares of the Company, and the Company became a wholly owned subsidiary of Parent.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Saul L. Basch, Terrence N. Deeks, Stanley A. Galanski, Meryl D. Hartzband, Geoffrey E. Johnson, Robert V. Mendelsohn, David M. Platter, Patricia H. Roberts, Janice C. Tomlinson and Marc M. Tract resigned from their positions as members of the board of directors of the Company and were replaced by the directors of Merger Sub, Doug Elliot and Sabra Purtill.

In addition, immediately following the Effective Time, Stanley A. Galanski, the Company’s President and Chief Executive Officer, ceased to serve in such position for the Company. As disclosed in the Current Report on Form 8-K filed by the Company with the SEC on February 8, 2019, Mr. Galanski has assumed an executive advisory role with Parent during a transition period.

Further, immediately following the Effective Time, Ciro M. DeFalco, the Company’s Executive Vice President and Chief Financial Officer, ceased to serve in such position for the Company. As of the Effective Time, Mr. DeFalco has assumed an executive advisory role with Parent during a transition period.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company and the bylaws of the Company were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated By-Laws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 22, 2018, by and among The Navigators Group, Inc., The Hartford Financial Services Group, Inc. and Renato Acquisition Co. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on August 22, 2018)

3.1	Amended and Restated Certificate of Incorporation of The Navigators Group, Inc.

3.2	Second Amended and Restated By-Laws of The Navigators Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC. (Registrant)

Date: May 23, 2019	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Corporate Secretary and Vice President